Exhibit 99.1
Press Release Announcing Results of Operations for the
Fiscal Quarter Ended September 30, 2008

Investor Contact:	George Gresham, CFO (702) 855-3005

Media Contact:	Adria Greenberg Sommerfield Communications, Inc. (212) 255-8386
Global Cash Access Reports Third Quarter Diluted EPS from Continuing Operations of $0.11 up $0.03, and Diluted Cash EPS of $0.17 up $0.04, on 19% Revenue Growth.
(Las Vegas, NV) — Global Cash Access Holdings, Inc. (NYSE:GCA) (the “Company”) today announced preliminary, unaudited financial results for the quarter ended September 30, 2008.
Fiscal Third Quarter 2008 Results
For the quarter ended September 30, 2008, revenues were $185.1 million, an increase of 19% over the $155.8 million in revenues recorded in the same quarter last year. Operating income was $21.3 million, an increase of 12% over the $19.0 million recognized in the prior year. Earnings before interest, taxes, depreciation and amortization (see Non-GAAP Financial Information below) increased to $26.1 million from $21.9 million, a 19% increase.
The Company’s results for the quarter include the operations of Certegy Gaming Services, Inc., which was acquired in April of 2008 and Cash Systems, Inc., which was acquired in August of 2008.
“We are quite pleased with these results” said Scott Betts, President and Chief Executive Officer of the Company. “Despite the turbulence in the gaming sector, our strategy is yielding growth on the top and bottom line. Our strong financial position has allowed us to make two important acquisitions that we believe will continue to drive growth in this tough market. Additionally, we remain focused on execution by making investments in operational improvements, cost savings and product innovation with the objective of providing our customers with new and better products and positioning the Company to compete in markets around the globe.”
Forward Looking Statements
The Company expects full-year revenues in 2008 to be between $670 and $673 million. Earnings before interest, taxes, depreciation and amortization (“EBITDA”) are expected to be between $94 and $96 million. Diluted earnings per share from continuing operations are expected to fall towards the low end of the range of our previously issued guidance of between $0.39 and $0.42 per share.

The foregoing expectations reflect the following assumptions:
•	An effective tax rate for the full year of approximately 42%;

•	Cash outlays for capital expenditures approximating those amounts disbursed in 2007; and

•	Diluted shares of approximately 77,000,000.
Investor Conference Call and Webcast
The Company will host an investor conference call to discuss its fiscal third quarter 2008 results today at 5:00 p.m. ET. The conference call can be accessed live over the phone by dialing (800) 561-2718 or for international callers (617) 614-3525; the conference ID is 61838696. A replay will be available one hour after the call and can be accessed by dialing (888) 286-8010 or (617) 801-6888 for international callers; the conference ID is 54270461. The call will be webcast live from the Company’s website at www.gcainc.com under the investor relations section.
Non-GAAP Financial Information
In order to enhance investor understanding of the underlying trends in our business and to provide for better comparability between periods in different years, the Company is providing EBITDA and Cash Earnings Per Share from Continuing Operations (“Cash EPS”) on a supplemental basis. Reconciliations between GAAP measures and non-GAAP measures and between actual results and adjusted results are provided at the end of this press release. EBITDA and Cash EPS are not measures of financial performance under United States Generally Accepted Accounting Principles (“GAAP”). Accordingly, they should not be considered a substitute for net income, operating income or other income or cash flow data prepared in accordance with GAAP.
Cautionary Note Regarding Forward-Looking Statements
This press release contains forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements included in this press release, other than statements that are purely historical, are forward-looking statements. Words such as “going forward,” “believes,” “intends,” “expects,” “forecasts,” “anticipate,” “plan,” “seek,” “estimate” and similar expressions also identify forward-looking statements. Forward-looking statements in this press release include, without limitation, (a) our belief that our recent acquisitions will drive growth; (b) our expectation that our effective tax rate for the full year 2008 will be approximately 42%; (c) our expectation that cash outlays for capital expenditures to be somewhat lower than those amounts disbursed in 2007; (d) our assumption that there are approximately 77,000,000 diluted shares issued; and (e) our belief that EBITDA, and Cash EPS are widely-referenced financial measures in the financial markets and our belief that references to the foregoing is helpful to investors.
Our beliefs, expectations, forecasts, objectives, anticipations, intentions and strategies regarding the future, including without limitation those concerning expected operating results, revenues and earnings are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from results contemplated by the forward-looking statements, including but not limited to: (a) unexpected events that may impact our ability to drive growth; (b) with respect to our expectation that our effective tax rate will be approximately 42% for the full year 2008 (i) incurrence of expenses that are not deductible for tax purposes, (ii) the entry into business lines or foreign countries with tax structures different from the ones we are currently subject to; (c) unexpected events that may require capital expenditures to materially differ from those amounts disbursed in 2007; and (d) inaccuracies in our assumptions as to the financial measurers that investors use or the manner in which such financial measurers may be used by such investors.
The forward-looking statements in this press release are subject to additional risks and uncertainties set forth under the heading “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our filings with the Securities and Exchange Commission, including, without limitation, our registration statement on Form S-1 (No. 333-133996), our Annual Report filed on Form 10-K (No. 001-32622) and our quarterly reports on Form 10-Q, and are based on information available to us on the date hereof. We do not intend, and assume no obligation, to update any forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this press release.
About Global Cash Access Holdings, Inc.
Las Vegas-based Global Cash Access, Inc. (“GCA”), a wholly owned subsidiary of Global Cash Access Holdings, Inc. (NYSE: GCA), is a leading provider of cash access products and related services to over 1,100 casinos and other gaming properties in the United States, Europe, Canada, the Caribbean and Asia. GCA’s products and services provide gaming patrons access to cash through a variety of methods, including ATM cash withdrawals, point-of-sale debit card transactions, credit card cash advances, check verification and warranty services and Western Union money transfers. GCA provides products and services that improve credit decision-making, automate cashier operations and enhance patron marketing activities for gaming establishments. With its proprietary database of gaming patron credit history and transaction data on millions of gaming patrons worldwide, GCA is recognized for successfully developing and deploying technological innovations that increase client profitability, operational efficiency and customer loyalty. More information is available at GCA’s Web site at www.gcainc.com.

GLOBAL CASH ACCESS HOLDINGS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(amounts in thousands, except par value)
(unaudited)

	September 30,	December 31,
	2008	2007
ASSETS

Cash and cash equivalents	$59,393	$71,063
Restricted cash and cash equivalents	386	1,380
Settlement receivables	41,833	61,066
Receivables other, net	25,238	14,424
Prepaid and other assets	11,605	6,905
Assets held for sale	2,343	12,180
Property, equipment and leasehold improvements, net	26,497	23,516
Goodwill, net	187,367	156,889
Other intangibles, net	37,319	13,652
Deferred income taxes, net	163,757	177,227

Total assets	$555,738	$538,302

LIABILITIES AND STOCKHOLDERS’ EQUITY

LIABILITIES:
Settlement liabilities	$48,957	$93,727
Accounts payable	34,294	22,402
Accrued expenses	21,441	20,262
Borrowings	296,000	263,480

Total liabilities	400,692	399,871

COMMITMENTS AND CONTINGENCIES

MINORITY INTEREST	—	135

STOCKHOLDERS’ EQUITY
Common stock, $0.001 par value, 500,000 shares authorized and 82,972 and 82,981 shares issued at September 30, 2008 and December 31, 2007, respectively	83	83
Preferred stock, $0.001 par value, 50,000 shares authorized and 0 shares outstanding at September 30, 2008 and December 31, 2007, respectively	—	—
Additional paid in capital	169,759	163,070
Retained earnings	33,105	14,103
Accumulated other comprehensive income	2,301	2,708
Treasury stock, at cost, 6,010 and 4,563 shares at September 30, 2008 and December 31, 2007, respectively.	(50,202)	(41,668)

Total stockholders’ equity	155,046	138,296

Total liabilities and stockholders’ equity	$555,738	$538,302

See notes to unaudited condensed consolidated financial statements.

GLOBAL CASH ACCESS HOLDINGS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(amounts in thousands, except per share)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2008	2007	2008	2007
REVENUES:
Cash advance	$89,102	$82,898	$244,320	$240,012
ATM	79,863	62,237	210,670	184,096
Check services	12,962	8,154	31,479	22,996
Central Credit and other revenues	3,132	2,473	8,883	7,632

Total revenues	185,059	155,762	495,352	454,736

Cost of revenues (exclusive of depreciation and amortization)	(136,694)	(113,115)	(362,226)	(326,674)
Operating expenses	(22,229)	(20,660)	(61,681)	(54,464)
Amortization	(1,955)	(1,358)	(4,546)	(3,945)
Depreciation	(2,865)	(1,602)	(6,702)	(4,558)

OPERATING INCOME	21,316	19,027	60,197	65,095

INTEREST INCOME (EXPENSE), NET
Interest income	287	1,007	1,735	2,905
Interest expense	(7,814)	(9,532)	(23,034)	(28,884)

Total interest income (expense), net	(7,527)	(8,525)	(21,299)	(25,979)

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAX PROVISION AND MINORITY OWNERSHIP LOSS	13,789	10,502	38,898	39,116

INCOME TAX PROVISION	(5,385)	(4,069)	(15,976)	(14,931)

INCOME FROM CONTINUING OPERATIONS BEFORE MINORITY OWNERSHIP LOSS	8,404	6,433	22,922	24,185

MINORITY OWNERSHIP LOSS, NET OF TAX	—	65	86	188

INCOME FROM CONTINUING OPERATIONS	8,404	6,498	23,008	24,373

INCOME (LOSS) FROM DISCONTINUED OPERATIONS, NET OF TAX	156	(1,175)	(4,006)	(2,582)

NET INCOME	8,560	5,323	19,002	21,791

Foreign currency translation, net of tax	(346)	508	(407)	1,040

COMPREHENSIVE INCOME	8,214	5,831	18,595	22,831

Basic net income per share of common stock
Continuing operations	$0.11	$0.08	$0.30	$0.30

Discontinued operations	$—	$(0.01)	$(0.05)	$(0.03)

Basic net income per share of common stock	$0.11	$0.07	$0.25	$0.27

Diluted net income per share of common stock
Continuing operations	$0.11	$0.08	$0.30	$0.30

Discontinued operations	$—	$(0.01)	$(0.05)	$(0.03)

Diluted net income per share of common stock	$0.11	$0.07	$0.25	$0.27

Weighted average number of common shares outstanding
Basic	76,723	81,484	76,801	81,667

Diluted	76,724	81,705	76,801	81,967

See notes to unaudited condensed consolidated financial statements.

GLOBAL CASH ACCESS HOLDINGS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(amounts in thousands)
(unaudited)

	Nine Months Ended
	September 30,
	2008	2007

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$19,002	$21,791
Adjustments to reconcile net income to cash provided by operating activities:
Amortization of financing costs	729	729
Amortization of intangibles	4,546	4,084
Depreciation	6,702	4,561
Loss on sale of or disposal of assets	—	139
Provision for bad debts	14,198	5,806
Deferred income taxes	13,483	12,482
Minority ownership loss	(135)	(294)
Stock-based compensation	6,690	12,467
Changes in operating assets and liabilities:
Settlement receivables	29,202	21,386
Receivables other, net	(9,234)	(12,597)
Prepaid and other assets	(926)	629
Settlement liabilities	(60,602)	(12,436)
Accounts payable	8,660	(747)
Accrued expenses	(7,258)	265

Net cash provided by operating activities	25,057	58,265

CASH FLOWS FROM INVESTING ACTIVITIES:
Certegy Gaming Acquisition, net of cash	(24,819)	—
Cash Systems, Inc. Acquisition, net of cash	(29,916)	—
Purchase of property, equipment and leasehold improvements	(7,405)	(8,289)
Purchase of other intangibles	(131)	(1,348)
Changes in restricted cash and cash equivalents	994	(26)

Net cash used in investing activities	(61,277)	(9,663)

CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings under credit facility	121,000	—
Repayments under credit facility	(88,480)	(10,750)
Debt issuance costs	—	(23)
Proceeds from exercise of stock options	—	1,201
Purchase of treasury stock	(9,462)	(16,843)
Minority capital contributions	—	400

Net cash provided by (used in) financing activities	23,058	(26,015)

(Continued)

GLOBAL CASH ACCESS HOLDINGS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(amounts in thousands)
(unaudited)

	Nine Months Ended
	September 30,
	2008	2007
NET EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	$1,492	$(742)

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(11,670)	21,845

CASH AND CASH EQUIVALENTS—Beginning of period	71,063	40,919

CASH AND CASH EQUIVALENTS—End of period	$59,393	$62,764

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash paid for interest	$25,371	$31,459

Cash paid for income taxes, net of refunds	$575	$1,381

See notes to unaudited condensed consolidated financial statements.

GLOBAL CASH ACCESS HOLDINGS, INC. AND SUBSIDIARIES
Reconciliation of Diluted Cash Earnings Per Share from Continuing Operations to Diluted Earnings Per Share from
Continuing Operations, and Operating Income to EBITDA
(amounts in thousands)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2008	2007	2008	2007

Reconciliation of Income from Continuing Operations to Diluted Cash Earnings Per Share from Continuing Operations

Income from Continuing Operations	$8,404	$6,498	$23,008	$24,373
Plus:
Deferred tax amortization related to acquired goodwill	4,455	4,427	14,077	13,083

Cash Earnings	$12,859	$10,925	$37,085	$37,456

Diluted Cash Earnings Per Share from Continuing Operations	$0.17	$0.13	$0.48	$0.46

Reconciliation of Operating Income to EBITDA

Operating Income	$21,316	$19,027	$60,197	$65,095
Amortization	1,955	1,358	4,546	3,945
Depreciation	2,865	1,602	6,702	4,558

EBITDA	$26,136	$21,987	$71,445	$73,598

Weighted average number of common shares outstanding
Diluted	76,724	81,705	76,801	81,967

Income Statement by Quarter for 2007 as Adjusted for Discontinued Operations (Arriva)

	Three Months Ended				Year Ended
	March 31, 2007	June 30, 2007	September 30, 2007	December 31, 2007	December 31, 2007

Revenues	$148,177	$150,797	$155,762	$143,204	$597,940

Cost of revenues	(105,705)	(107,824)	(113,115)	(101,864)	(428,508)
Operating expenses	(17,346)	(16,456)	(20,660)	(25,152)	(79,614)
Amortization	(1,281)	(1,305)	(1,358)	(1,357)	(5,301)
Depreciation	(1,431)	(1,527)	(1,602)	(1,739)	(6,299)

Operating income	22,414	23,685	19,027	13,092	78,218

Interest income	887	1,011	1,007	726	3,631
Interest expense	(9,643)	(9,710)	(9,532)	(9,261)	(38,146)

Interest income (expense), net	(8,756)	(8,699)	(8,525)	(8,535)	(34,515)

Income from continuing operations before income tax provision and minority ownership loss	13,658	14,986	10,502	4,557	43,703

Income tax provision	(5,106)	(5,742)	(4,069)	(1,792)	(16,709)

Income from continuing operations before minority ownership loss	8,552	9,244	6,433	2,765	26,994

Minority ownership loss, net of tax	64	59	65	48	236

Income from continuing operations	8,616	9,303	6,498	2,813	27,230

Loss from discontinued operations, net of tax	(716)	(735)	(1,175)	(899)	(3,525)

Net income	7,900	8,568	5,323	1,914	23,705

Foreign currency translation, net of tax	56	475	508	(492)	547

Comprehensive income	$7,956	$9,043	$5,831	$1,422	$24,252

Basic net income per share of common stock:
Continuing operations	$0.11	$0.11	$0.08	$0.04	$0.34
Discontinued operations	$(0.01)	$(0.01)	$(0.01)	$(0.01)	$(0.04)
Net income	$0.10	$0.10	$0.07	$0.02	$0.29

Diluted net income per share of common stock:
Continuing operations	$0.11	$0.11	$0.08	$0.04	$0.33
Discontinued operations	$(0.01)	$(0.01)	$(0.01)	$(0.01)	$(0.04)
Net income	$0.10	$0.10	$0.07	$0.02	$0.29

Average number of common shares outstanding:
Basic	81,764	81,752	81,484	79,450	81,108
Diluted	82,044	82,084	81,705	79,466	81,377